UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2013

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, 3rd Floor Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2013, Sucampo Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) at the Hilton Garden Inn, 7301 Waverly Street, Bethesda, Maryland 20814.  At the Company’s Annual Meeting, Kei Tolliver was elected to the Board of Directors.  Ms. Tolliver’s compensation will be similar to other non-employee directors of the Company, which is described under Board Compensation in the Company’s proxy statement filed with the SEC on April 9, 2012.

There are no arrangements or understandings between Ms. Tolliver and any other persons pursuant to which Ms. Tolliver was selected as a director.  There are no transactions, or proposed transactions, during the last two years with the registrant to which either Ms. Tolliver was or is to be a party, in which either Ms. Tolliver, or any member of their immediate family, has a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K. There is no familial relationship between either Ms. Tolliver and any other director or executive officer of the Company.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 5.02 and Exhibits 99.1 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, a total of 41,970,364 shares of class A common stock, par value $0.01, entitled to vote, were present in person or by proxies. The final voting results for each of the proposals submitted to a vote of Company stockholders at the Annual Meeting are set forth below.

Proposal 1. Election of Directors. Our class 1 directors, which were three members, were nominated by the Board of Directors for election of the Company, each to hold office for a term of three years expiring at the 2016 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. Two of nominees were incumbent directors, one person was nominated, and each nominee was elected. The votes cast for, against, withheld, or broker no-vote with respect to each nominee were as follows:

Nominee	For	Against	Withheld	Broker Non-Vote
Barbara A. Munder	34,570,885	0	104,186	2,432,939
Maureen E. O’Connell	34,570,885	0	104,186	2,432,939
Kei Tolliver	34,299,965	0	375,106	2,432,939

Proposal 2.  The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2013.

For	Against	Abstain
37,076,184	26,666	5,160

Proposal 3.  The approval of, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
34,610,665	51,626	12,780	2,432,939

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

99.1 Press Release issued by the Company on May 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date:	May 29, 2013	By:	/s/ Thomas J. Knapp
Name: Thomas J. Knapp
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary